UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2020

NRG ENERGY, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15891 (Commission File Number)	41-1724239 (IRS Employer Identification No.)

804 Carnegie Center, Princeton, New Jersey 08540
(Address of principal executive offices, including zip code)

(609) 524-4500
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.01	NRG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 20, 2020, NRG Energy, Inc. (“NRG”), as borrower, and certain subsidiaries of NRG, as guarantors, entered into the Fifth Amendment to Credit Agreement and Third Amendment to Collateral Trust Agreement (the “Fifth Amendment”) with Citicorp North America, Inc., as administrative agent and as collateral agent, Deutsche Bank Trust Company Americas, as collateral trustee, and certain other lenders and financial institutions, which amended NRG’s Second Amended and Restated Credit Agreement, dated as of June 30, 2016 (as amended, the “Amended Credit Agreement”), to (i) increase the existing revolving commitments in an aggregate amount of $779,100,000 and (ii) provide for a new tranche of revolving commitments in an aggregate amount of $258,200,000 with a maturity date that is 30 months after the Acquisition Closing Date (as defined below). The maturity date of the new revolving tranche of commitments may, upon request by NRG, at the option of each applicable lender under the tranche, be extended by a further 12 months, but not beyond May 28, 2024, which is the maturity date of the existing and increased commitments. Other than with respect to the maturity date, the terms of all revolving commitments and loans made pursuant thereto are identical. The increase in the existing commitments, and the commitments with respect to the new tranche, are effective on the date of the Fifth Amendment but will only become available upon the date of closing (the “Acquisition Closing Date”) of the acquisition by NRG of Centrica plc’s North American energy supply, services and trading business, Direct Energy, under the terms of the previously disclosed Purchase Agreement entered into on July 24, 2020. Upon the Acquisition Closing Date, total revolving commitments available, subject to usage, under the Amended Credit Agreement will equal $3,637,300,000. In addition, the Fifth Amendment includes changes to, among other things, (i) permit the borrowing of up to the full amount of the revolving commitments in Canadian dollars, (ii) increase the swingline facility from $50,000,000 to $100,000,000 and provide a $10,000,000 swingline facility in Canadian dollars, (iii) increase the credit facilities lien basket from the greater of $6 billion and 30% of total assets to the greater of $10 billion and 30% of total assets, (iv) increase the credit facilities debt basket from $6 billion to $10 billion, (v) increase the basket for securitization indebtedness from $750,000,000 to $1,700,000,000, (v) provide an additional indebtedness basket equal to $600,000,000 for certain liquidity facilities and (vi) make certain other changes to the existing covenants and other provisions. The Fifth Amendment also amended NRG’s Second Amended and Restated Collateral Trust Agreement, dated as of July 1, 2011, to among other things, provide greater flexibility to secure commodity and other hedging arrangements.

The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fifth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures under Item 1.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On August 20, 2020, NRG announced that its proposed acquisition of Direct Energy, a North American business owned by Centrica plc (“Centrica”), pursuant to the previously disclosed Purchase Agreement, dated as of July 24, 2020, among NRG, Centrica and certain subsidiaries of Centrica, was approved on August 20, 2020 by the requisite vote of Centrica’s shareholders at a general meeting of its shareholders.

Closing for the previously announced transaction (the “Transaction”) is expected by year end 2020. The transaction remains subject to other customary closing conditions, consents and regulatory approvals, including approval by the Federal Energy Regulatory Commission (FERC). In addition, NRG has submitted the transaction to the U.S. Department of Justice and the Federal Trade Commission under the Hart-Scott-Rodino Act, and the Commissioner of Competition under the Canadian Competition Act.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Such statements generally include the words “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” or similar expressions. Forward-looking statements include, without limitation, statements about the Transaction and the anticipated timing thereof and NRG’s ability to satisfy the conditions with respect to such acquisition; NRG’s indebtedness, capital structure, plans, expectations, objectives and other future events, and views of economic and market conditions. NRG cautions that these statements are based on current estimates of future performance and are highly dependent upon a variety of factors, which could cause actual results to differ from these estimates. Among other risks and factors, NRG’s results are subject to general economic conditions, variation in demand from customers, the impact of geopolitical activity on the economy, continued market acceptance of NRG’s new product introductions, uncertainties with respect to the timing and terms of any disposition (including the timing of the Transaction), the successful integration of acquisitions, restructurings, operating margin risk due to competitive pricing and operating efficiencies, supply chain risk, material and labor cost increases, tax reform, foreign currency fluctuations and interest rate risk. See NRG’s Form 10-K for the fiscal year ended December 31, 2019 and Form 10-Qs for the quarters ended March 31, 2020 and June 30, 2020 filed with the Securities and Exchange Commission for further information regarding risk factors. NRG disclaims any obligation to publicly update or revise any forward-looking statements as a result of new information, future events or any other reason.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Fifth Amendment to Credit Agreement and Third Amendment to Collateral Trust Agreement, dated as of August 20, 2020, by and among NRG Energy, Inc., its subsidiaries parties thereto, the lenders party thereto, Citicorp North America, Inc., as administrative agent and collateral agent, and Deutsche Bank Trust Company Americas, as collateral trustee.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the iXBRL document contained in Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2020		NRG Energy, Inc.
(Registrant)

	By:	/s/ Christine A. Zoino
Christine A. Zoino
Corporate Secretary